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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-76526, 33-80454, 33-88302, 333-2818 and 333-07457.

                                                ARTHUR ANDERSEN LLP

Phoenix, Arizona,
  September 29, 1997.